SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                    Strategic
                                   Income Fund

                                NOVEMBER 30, 1998

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                    ---------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                              DENNIS S. ARONOWITZ*
                            RICHARD P. CHAPMAN, JR.*
                               WILLIAM J. COSGROVE
                                DOUGLAS M. COSTLE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                                 ANNE C. HODSDON
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 OSBERT M. HOOD
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                    ---------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

   An often-used analogy for stock market performance over the short term is a roller coaster. That is because, while long-term history suggests the market's general direction is up, its swings over the short term can be dramatic and, at times, violent. In 1998, the market gave us several stark examples of this phenomenon. From the new highs set in mid-July, the major indices plunged by 19% through the end of August. It was the worst such fall since 1990. Seeking safety in a world of global economic uncertainties, investors everywhere converged on U.S. Treasury bonds and pushed their yields to historic lows.

   Then in early October, the stock market began a remarkable rebound that was sparked by the Federal Reserve's moves to lower interest rates. The Dow Jones Industrial Average reached a new high and ended November actually up by 17% year-to-date.

--------------------------------------------------------------------------------
[A 1" x 1 1/4" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

   Investors have been understandably shaken by these dramatic twists and turns, but we are pleased to report that most individual investors did not panic, and we hope that means they've taken our words to heart. Over the long term, markets do not move up or down in a straight line. That's why after watching the market charge ahead almost uninterrupted for so many years, we have been striking a more cautionary stance in this space over the last several months.

   Analysts are still pondering the implications of global turmoil and the potential for slower U.S. economic and corporate earnings growth. While we don't make a practice of opining on what the market will do next, we continue to believe it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

   There is no doubt, however, that the market's heightened volatility and recent dramatic moves have been cause for concern. In these uncertain times, it becomes even harder to remember to "stay the course" and stick to your long-term investment plan. But this remains the essential tenet of successful investing. Now could also be a good time to review your asset allocation with your investment professional, keeping in mind that the divergence in performance of stocks and high-quality bonds earlier this year is a perfect example of why all your eggs shouldn't be in one basket.

Sincerely,


                          /s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

               BY FREDERICK CAVANAUGH, MANAGEMENT TEAM LEADER, AND
                 ARTHUR N. CALAVRITINOS, CFA, PORTFOLIO MANAGER

                                  John Hancock
                              Strategic Income Fund

                 Treasuries post significant gains at expense of
                     high-yield corporates and foreign bonds

In a classic flight to safety, investors gravitated toward high-quality U.S. Treasury and Western European bonds during the last six months amid growing concerns about the strength of the world's economy. Emerging-market bonds came under the most pressure as investors headed for the exits in Asia, Latin America and Eastern Europe. The crisis-plagued Asian economies continued their slide in large part because of Japan's inability to make the structural and banking reforms necessary to pull the region out of its worst recession since World War
II. Fear later spread to Latin American bonds, which suffered on worries that economic problems in Brazil -- the region's largest economy -- would multiply. The near-collapse of Russia when it devalued the ruble and defaulted on its domestic debt only served to compound emerging markets' troubles.

   High-yield corporate bonds, meanwhile, suffered from fears that the weight of the world's problems would eventually bear down on the U.S. and cut into corporate profitability. Despite the fact that high-yield companies continued to show good financial results, and that the default rate remained under its historic average, the demand for high-yield bonds declined dramatically from July through October. By mid-October, however, high-yield corporate

"Emerging-market bonds came under the most pressure..."


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[A 3 1/2 " x 2 1/2 " photo of fund management team members under second column.
(l-r): "Lee Crockett, Roger Hamilton, Fred Cavanaugh, Arthur Calavritinos and Carolee Bongiovi."]
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                                       3
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                   John Hancock Funds - Strategic Income Fund

"One area we continued to favor was the telecommunications sector..."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Bond Sectors." The first listing is U.S. Treasury and Government Agencies 31%, the second is Telecommunications 17%, the third Foreign Governments 13%, the fourth Media 8% and the fifth Leisure 6%. A note below the table reads "As a percentage of net assets on November 30, 1998."]
--------------------------------------------------------------------------------

bonds began to rally in response to interest-rate cuts and a stronger stock market. High-yield bonds continued to show strength through the end of the period, although they weren't able to recoup all of their earlier losses.

   The primary beneficiaries of investors' aversion to riskier bonds were U.S. Treasury securities and Western European bonds. The burgeoning demand for them, coupled with interest-rate cuts in the U.S. and eventually Europe, drove Treasury and European bond yields lower and their prices higher.

Performance and strategy review

In this environment, many bond funds had a difficult time posting positive results. With our flexible investment strategy, however, we managed to outperform our peers. For the six-month period ended November 30, 1998, John Hancock Strategic Income Fund's Class A, Class B and Class C shares had total returns of 0.59%, 0.24% and 0.23%, respectively, at net asset value. The Fund's returns were better than the average multi-sector income fund, which returned -1.62% for the same six-month period, according to Lipper Analytical Services, Inc.(1) Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

   Amid the weakening global economic landscape, we increased our focus on high-quality, more defensive investments, a move that helped our performance relative to our competitors. Our stake in U.S. Treasury and U.S. government agency bonds, for example, grew to 31% of investments by the end of the period, up from 22%. We also continued to avoid economically sensitive areas of the high-yield corporate market, such as paper, steel and other commodity-based companies, in favor of sectors we feel can continue to grow even under somewhat weaker economic conditions. One area we continued to favor was the telecommunications sector, which is powered less by economic conditions and more by technological advances and demand for new products and services.

   Growing uncertainty about the prospects for emerging markets prompted us to pare back our holdings in those markets to less than 2% of the Fund's net assets at the end of the period. Over the past several months, we sold some Latin American corporate bonds when short-term rallies afforded us relatively attractive opportunities to do so.

   Outside of U.S. Treasuries, our government bond holdings were mostly limited to high-quality bonds from Canada and the United Kingdom,

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is U.S. Treasuries followed by an up arrow with the phrase "Flight to quality, interest rate cuts." The second listing is Nextel Communications followed by an up arrow with the phrase "Strong growth in subscriber base." The third listing is South African bonds followed by a down arrow with the phrase "Worries over emerging markets." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

                   John Hancock Funds - Strategic Income Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended November 30, 1998". The chart is scaled in increments of 1% with -2% at the bottom and 1% at the top. The first bar represents the 0.59% total return for John Hancock Strategic Income Fund Class A. The second bar represents the 0.24% total return for John Hancock Strategic Income Fund Class B. The third bar represents 0.23% total return for John Hancock Strategic Income Fund Class C and the fourth bar represents the -1.62% total return for Average multi-sector income fund. A note below the chart reads "Total returns for John Hancock Strategic Income Fund are at net asset value with all distributions reinvested. The average multi-sector income fund is tracked by Lipper Analytical Services, Inc. See the following two pages for historical performance information.
--------------------------------------------------------------------------------

both of which offered attractive yields in excess of U.S. Treasuries, with the potential for gains generated from expected interest rate cuts. We avoided most of Western Europe in large part because of its relatively low yields and the uncertainty surrounding the introduction of a single European currency in 1999.

Leaders and laggards

The Fund's performance was helped by its stake in long-term Treasury holdings, which posted bigger gains than their shorter-term counterparts during the Treasury market rally. Our holdings in U.K. government bonds also posted good performance as interest rates fell in that country. And despite the challenges experienced by the high-yield market, some of our holdings in that sector performed quite well. Billboard company Outdoor Systems and Canadian broadcasting company Rogers Cablesystems benefited from strong advertising spending. Nextel Communications, a combination cellular/ paging/dispatch company, continued to experience strong subscriber growth. That said, the high-yield market severely punished companies that disappointed it. Our holdings in Advanced Radio Telecom Corp. failed to meet projected new customer goals and its bonds suffered as a result. We also lost ground with our holdings in U.S. dollar-denominated South African government bonds, which suffered along with other emerging market bonds.

Outlook

We believe that high-quality government bonds should remain attractive over the near term. Although many of the problems emerging markets experienced seem to be behind them, disruptions could continue to occur. Eventually, select emerging markets could offer attractive opportunities, although we believe that possibility is still quite a way off. So for now, we're likely to concentrate our government bond holdings in U.S. Treasuries and other high-quality foreign markets that we think will benefit from lower interest rates. We're becoming increasingly optimistic about the high-yield corporate market. At its worst in late summer, high-yield bonds were priced with a worst-case economic scenario in mind. We believe, however, that conditions are fairly favorable going into 1999. Global fears have eased and the low interest-rate environment provides solid ground for continued economic growth, even if it's at a slower pace.

"...high-quality government bonds should remain attractive over the near term."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                   John Hancock Funds - Strategic Income Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Strategic Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.5%. Prior to September 28, 1989, different sales charge schedules were in effect for Class A shares and are not reflected in the performance information.

Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

Class C shares performance includes a contingent deferred sales charge of 1% declining to 0% after one year.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. For a discussion of risks associated with international investing and high-yield bonds, please see the Fund's prospectus.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended September 30, 1998

                                               ONE       FIVE         TEN
                                              YEAR       YEARS       YEARS
                                            --------   ---------   ---------
Cumulative Total Returns                     (0.33%)     46.91%     115.21%
Average Annual Total Returns                 (0.33%)      8.00%       7.97%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended September 30, 1998

                                                                      SINCE
                                                         ONE        INCEPTION
                                                         YEAR       (10/4/93)
                                                       ---------   ----------
Cumulative Total Returns                                (1.16%)      47.48%
Average Annual Total Returns                            (1.16%)       8.10%

--------------------------------------------------------------------------------
 CLASS C
--------------------------------------------------------------------------------

For the period ended September 30, 1998

                                                                      SINCE
                                                                    INCEPTION
                                                                     (5/1/98)
                                                                   ----------
Cumulative Total Returns                                             (2.09%)
Average Annual Total Returns(1)                                      (2.09%)

--------------------------------------------------------------------------------
 YIELDS
--------------------------------------------------------------------------------

As of November 30, 1998

                                                                    SEC 30-DAY
                                                                      YIELD
                                                                    ----------
John Hancock Strategic Income Fund: Class A                           6.98%
John Hancock Strategic Income Fund: Class B                           6.61%
John Hancock Strategic Income Fund: Class C                           6.59%

Note to Performance

(1) Not annualized.

--------------------------------------------------------------------------------

                   John Hancock Funds - Strategic Income Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Strategic Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Government/ Corporate Bond Index -- an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds.

Assuming all distributions were re-invested for the period indicated, a $10,000 investment in the Fund's Class C shares at inception on May 1, 1998, would be worth $10,043 without sales charge and $9,943 with maximum sales charge as of November 30, 1998. For comparison, the same $10,000 investment in the Lehman Brothers Government/Corporate Bond Index would be worth $10,704. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Strategic Income Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Government/Corporate Bond Index and is equal to $25,609 as of November 30, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Strategic Income Fund on May 31, 1998, before sales charge, and is equal to $23,833 as of November 30, 1988. The third line represents the value of the same hypothetical investment made in the John Hancock Strategic Income Fund, after sales charge, and is equal to $22,750 as of November 30, 1998.

Line chart with the heading John Hancock Strategic Income Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Strategic Income Fund on October 4, 1993, before sales charge, and is equal to $15,183 as of November 30, 1998. The second line represents the value of the same hypothetical investment made in the John Hancock Strategic Income Fund, after sales charge, and is equal to $15,083 as of November 30, 1998. The third line represents the Lehman Brothers Government/Corporate Bond Index and is equal to $14,150 as of November 30, 1998.
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Statement of Assets and Liabilities
November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Bonds (cost - $956,071,921) .................................................................................       $964,899,484
   Common and preferred stocks and warrants (cost - $61,780,120) ...............................................         61,458,541
   Joint repurchase agreement (cost - $31,619,000) .............................................................         31,619,000
   Corporate savings account ...................................................................................                509
                                                                                                                    ---------------
                                                                                                                      1,057,977,534
  Receivable for investments sold ..............................................................................             26,783
  Receivable for foreign currency exchange contracts purchased - Note A ........................................            121,358
  Receivable for foreign currency exchange contracts sold - Note A .............................................            964,365
  Receivable for shares sold ...................................................................................          1,883,697
  Dividends receivable .........................................................................................             78,688
  Interest receivable ..........................................................................................         19,539,761
  Receivable for futures variation margin - Note A .............................................................            365,625
  Other assets .................................................................................................             35,625
                                                                                                                    ---------------
                    Total Assets ...............................................................................      1,080,993,436
                    ---------------------------------------------------------------------------------------------------------------
Liabilities:
  Payable for investments purchased ............................................................................          2,919,802
  Payable for shares repurchased ...............................................................................            389,422
  Dividend payable .............................................................................................            484,299
  Foreign tax payable ..........................................................................................            102,574
  Payable to John Hancock Advisers, Inc. and affiliates - Note B ...............................................            558,967
  Accounts payable and accrued expenses ........................................................................             77,521
                                                                                                                    ---------------
                    Total Liabilities ..........................................................................          4,532,585
                    ---------------------------------------------------------------------------------------------------------------
Net Assets:
  Capital paid-in ..............................................................................................      1,083,622,928
  Accumulated net realized loss on investments, financial futures contracts and foreign currency transactions ..        (20,609,135)
  Net unrealized appreciation of investments, financial futures contracts and foreign currency transactions ....         10,091,754
  Undistributed net investment income ..........................................................................          3,355,304
                                                                                                                    ---------------
                    Net Assets .................................................................................     $1,076,460,851
                    ===============================================================================================================

Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial interest outstanding unlimited number of shares authorized with no par value)
  Class A - $505,719,403/66,709,595 ............................................................................              $7.58
  =================================================================================================================================
  Class B - $560,999,544/74,001,615 ............................................................................              $7.58
  =================================================================================================================================
  Class C - $9,741,904/1,285,057 ...............................................................................              $7.58
  =================================================================================================================================
Maximum Offering Price Per Share*
  Class A - ($7.58 x 104.71%) ..................................................................................              $7.94
  =================================================================================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on November 30, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Statement of Operations
Six months ended November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Interest .....................................................................................    $41,525,960
  Dividends (net of foreign withholding taxes of $15,535) ......................................      2,933,915
                                                                                                   ------------
                                                                                                     44,459,875
                                                                                                   ------------
  Expenses:
   Investment management fee - Note B ..........................................................      1,953,704
   Distribution and service fee - Note B
     Class A ...................................................................................        747,674
     Class B ...................................................................................      2,573,885
     Class C ...................................................................................         25,648
   Transfer agent fee - Note B .................................................................        638,330
   Custodian fee ...............................................................................        121,906
   Financial services fee - Note B .............................................................         75,987
   Registration and filing fees ................................................................         57,717
   Trustees' fees ..............................................................................         23,684
   Auditing fee ................................................................................         21,580
   Printing ....................................................................................         21,221
   Miscellaneous ...............................................................................         13,570
   Legal fees ..................................................................................          2,991
                                                                                                   ------------
                    Total Expenses .............................................................      6,277,897
                    -------------------------------------------------------------------------------------------
                    Net Investment Income ......................................................     38,181,978
                    -------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments,
Financial Futures Contracts and Foreign Currency Transactions:
  Net realized gain on investments sold ........................................................        882,942
  Net realized gain on financial futures contracts .............................................        812,013
  Net realized loss on foreign currency transactions ...........................................       (738,873)
  Change in net unrealized appreciation/depreciation of investments ............................    (33,472,586)
  Change in net unrealized appreciation/depreciation of financial futures contracts ............        583,837
  Change in net unrealized appreciation/depreciation of foreign currency transactions ..........     (1,020,997)
                                                                                                   ------------
                    Net Realized and Unrealized Loss on Investments, Financial Futures Contracts
                       and Foreign Currency Transactions .......................................    (32,953,664)
                    -------------------------------------------------------------------------------------------
                    Net Increase in Net Assets Resulting from Operations .......................     $5,228,314
                    ===========================================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                                   SIX MONTHS ENDED
                                                                                                   YEAR ENDED     NOVEMBER 30, 1998
                                                                                                  MAY 31, 1998       (UNAUDITED)
                                                                                                 -------------    -----------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income .................................................................         $66,376,619        $38,181,978
   Net realized gain on investments sold, financial futures contracts and foreign
     currency transactions ...............................................................           9,166,775            956,082
   Change in net unrealized appreciation/depreciation of investments, financial
     futures contracts and foreign currency transactions .................................          24,710,742        (33,909,746)
                                                                                                 -------------     --------------
     Net Increase in Net Assets Resulting from Operations ................................         100,254,136          5,228,314
                                                                                                 -------------     --------------
Distributions to Shareholders:
   Dividends from net investment income
     Class A - ($0.6408 and $0.2992 per share, respectively) .............................         (36,925,773)       (19,603,561)
     Class B - ($0.5860 and $0.2724 per share, respectively) .............................         (29,451,246)       (18,399,339)
     Class C - ($0.0477 and $0.2715 per share, respectively) .............................              (1,205)          (179,078)
   Distributions from net realized gain on investments sold
     Class A - ($0.0400 and none per share, respectively) ................................          (2,270,669)                --
     Class B - ($0.0400 and none per share, respectively) ................................          (2,027,424)                --
                                                                                                 -------------     --------------
     Total Distributions to Shareholders .................................................         (70,676,317)       (38,181,978)
                                                                                                 -------------     --------------
From Fund Share Transactions - Net:* .....................................................         188,423,596        146,010,600
                                                                                                 -------------     --------------
Net Assets:
   Beginning of period ...................................................................         745,402,500        963,403,915
                                                                                                 -------------     --------------
   End of period (including undistributed net investment income of $3,355,304
     and $3,355,304, respectively) .......................................................        $963,403,915     $1,076,460,851
                                                                                                 =============     ==============

* Analysis of Fund Share Transactions:

                                                                                                           SIX MONTHS ENDED
                                                                             YEAR ENDED                    NOVEMBER 30, 1998
                                                                            MAY 31, 1998                      (UNAUDITED)
                                                                   ------------------------------    ------------------------------
                                                                       SHARES           AMOUNT          SHARES           AMOUNT
                                                                   -------------    -------------    -------------    -------------
CLASS A
   Shares sold .................................................      16,444,399     $128,645,376       12,453,832      $94,948,898
   Shares issued to shareholders in reinvestment of
     distributions .............................................       3,159,528       24,637,005        1,608,878       12,229,704
                                                                   -------------    -------------    -------------    -------------
                                                                      19,603,927      153,282,381       14,062,710      107,178,602
   Less shares repurchased .....................................     (12,444,274)     (97,186,849)      (9,784,221)     (74,371,571)
                                                                   -------------    -------------    -------------    -------------
   Net increase ................................................       7,159,653      $56,095,532        4,278,489      $32,807,031
                                                                   =============    =============    =============    =============

CLASS B
   Shares sold .................................................      24,192,186     $189,153,319       20,054,597     $152,772,579
   Shares issued to shareholders in reinvestment of
     distributions .............................................       1,943,551       15,161,471        1,165,528        8,850,039
                                                                   -------------    -------------    -------------    -------------
                                                                      26,135,737      204,314,790       21,220,125      161,622,618
   Less shares repurchased .....................................      (9,287,224)     (72,587,321)      (7,615,281)     (57,620,919)
                                                                   -------------    -------------    -------------    -------------
   Net increase ................................................      16,848,513     $131,727,469       13,604,844     $104,001,699
                                                                   =============    =============    =============    =============
CLASS C
   Shares sold .................................................          76,535         $599,897        1,252,943       $9,535,696
   Shares issued to shareholders in reinvestment of
     distributions .............................................              89              698           13,112           98,958
                                                                   -------------    -------------    -------------    -------------
                                                                          76,624          600,595        1,266,055        9,634,654
   Less shares repurchased .....................................              --               --          (57,622)        (432,784)
                                                                   -------------    -------------    -------------    -------------
   Net increase ................................................          76,624         $600,595        1,208,433       $9,201,870
                                                                   =============    =============    =============    =============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED MAY 31,                SIX MONTHS ENDED
                                                            -------------------------------------------------------NOVEMBER 30, 1998
                                                              1994       1995        1996        1997        1998      (UNAUDITED)
                                                            --------   --------    --------    --------    --------    -----------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ...................    $7.55      $7.17       $7.15       $7.27       $7.54        $7.84
                                                            --------   --------    --------    --------    --------     --------
   Net Investment Income ..................................     0.68       0.64        0.66(2)     0.64(2)     0.64(2)      0.30(2)
   Net Realized and Unrealized Gain (Loss) on Investments,
     Financial Futures Contracts and Foreign Currency
     Transactions .........................................    (0.33)     (0.02)       0.12        0.27        0.34        (0.26)
                                                            --------   --------    --------    --------    --------     --------
     Total from Investment Operations .....................     0.35       0.62        0.78        0.91        0.98         0.04
                                                            --------   --------    --------    --------    --------     --------
   Less Distributions:
     Dividends from Net Investment Income .................    (0.58)     (0.55)      (0.66)      (0.64)      (0.64)       (0.30)
     Distributions in Excess of Net Investment Income .....    (0.05)        --          --          --          --           --
     Distributions from Net Realized Gain on Investments
       Sold ...............................................       --         --          --          --       (0.04)          --
     Distributions from Capital Paid-In ...................    (0.10)     (0.09)         --          --          --           --
                                                            --------   --------    --------    --------    --------     --------
     Total Distributions ..................................    (0.73)     (0.64)      (0.66)      (0.64)      (0.68)       (0.30)
                                                            --------   --------    --------    --------    --------     --------
   Net Asset Value, End of Period .........................    $7.17      $7.15       $7.27       $7.54       $7.84        $7.58
                                                            ========   ========    ========    ========    ========     ========
   Total Investment Return at Net Asset Value(3) ..........     4.54%      9.33%      11.37%      12.99%      13.43%        0.59%(4)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ............... $335,261   $327,876    $369,127    $416,916    $489,375     $505,719
   Ratio of Expenses to Average Net Assets ................     1.32%      1.09%       1.03%       1.00%       0.92%        0.88%(5)
   Ratio of Net Investment Income to Average Net Assets ...     8.71%      9.24%       9.13%       8.61%       8.20%        7.87%(5)
   Portfolio Turnover Rate ................................       91%        55%         78%        132%        112%          35%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment returns of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                                                    SIX MONTHS ENDED
                                                                             YEAR ENDED MAY 31,                        NOVEMBER 30,
                                                     --------------------------------------------------------------       1998
                                                       1994           1995         1996          1997        1998      (UNAUDITED)
                                                     -------        --------     --------      --------    --------    -----------
CLASS B(1)
Per Share Operating Performance
   Net Asset Value, Beginning of Period ............   $7.58           $7.17        $7.15         $7.27       $7.54        $7.84
                                                     -------        --------     --------      --------    --------     --------
   Net Investment Income ...........................    0.40            0.60(2)      0.61(2)       0.59        0.59(2)      0.27(2)
   Net Realized and Unrealized Gain (Loss) on
     Investments, Financial Futures Contracts and
     Foreign Currency Transactions .................   (0.41)          (0.02)        0.12          0.27        0.34        (0.26)
                                                     -------        --------     --------      --------    --------     --------
     Total from Investment Operations ..............   (0.01)           0.58         0.73          0.86        0.93         0.01
                                                     -------        --------     --------      --------    --------     --------
   Less Distributions:
     Dividends from Net Investment Income ..........   (0.32)          (0.52)       (0.61)        (0.59)      (0.59)       (0.27)
     Distributions in Excess of Net Investment
       Income ......................................   (0.03)             --           --            --          --           --
     Distributions from Net Realized Gain on
       Investments Sold ............................      --              --           --            --       (0.04)          --
     Distributions from Capital Paid-in ............   (0.05)          (0.08)          --            --          --           --
                                                     -------        --------     --------      --------    --------     --------
     Total Distributions ...........................   (0.40)          (0.60)       (0.61)        (0.59)      (0.63)       (0.27)
                                                     -------        --------     --------      --------    --------     --------
   Net Asset Value, End of Period ..................   $7.17           $7.15        $7.27         $7.54       $7.84        $7.58
                                                     =======        ========     ========      ========    ========     ========
   Total Investment Return at Net Asset Value(3) ...   (0.22%)(4)       8.58%       10.61%        12.21%      12.64%        0.24%(4)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ........ $77,691        $134,527     $206,751      $328,487    $473,428     $561,000
   Ratio of Expenses to Average Net Assets .........    1.91%(5)        1.76%        1.73%         1.70%       1.62%        1.58%(5)
   Ratio of Net Investment Income to Average Net
     Assets ........................................    8.12%(5)        8.55%        8.42%         7.90%       7.50%        7.15%(5)
   Portfolio Turnover Rate .........................      91%             55%          78%          132%        112%          35%

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                     PERIOD FROM
                                                                     MAY 1, 1998
                                                                   (COMMENCEMENT OF     SIX MONTHS ENDED
                                                                    OPERATIONS) TO      NOVEMBER30, 1998
                                                                     MAY 31, 1998          (UNAUDITED)
                                                                     ------------          -----------
CLASS C
Per Share Operating Performance
   Net Asset Value, Beginning of Period ..........................       $7.87                  $7.84
                                                                     ---------              ---------
   Net Investment Income(2) ......................................        0.05                   0.27
   Net Realized and Unrealized Loss on Investments,
     Financial Futures Contracts and Foreign Currency
     Transactions ................................................       (0.03)(6)              (0.26)
                                                                     ---------              ---------
     Total from Investment Operations ............................        0.02                   0.01
                                                                     ---------              ---------
   Less Distributions:
     Dividends from Net Investment Income ........................       (0.05)                 (0.27)
                                                                     ---------              ---------
   Net Asset Value, End of Period ................................       $7.84                  $7.58
                                                                     =========              =========
   Total Investment Return at Net Asset Value (3) ................        0.23%(4)               0.23%(4)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ......................        $601                 $9,742
   Ratio of Expenses to Average Net Assets .......................        1.62%(5)               1.58%(5)
   Ratio of Net Investment Income to Average Net Assets ..........        7.34%(5)               6.98%(5)
   Portfolio Turnover Rate .......................................         112%                    35%

(1) Class B shares commenced operations on October 4, 1993.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Not annualized.

(5) Annualized.

(6) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period ended May 31, 1998, due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Schedule of Investments
November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Strategic Income Fund on November 30, 1998. It has three main categories: bonds, common and preferred stocks and warrants, and short-term investments. The bonds are further broken down by industry groups. Under each industry group is a list of bonds owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                                         PAR VALUE
                                                                                   INTEREST   CREDIT       (000s       MARKET
ISSUER, DESCRIPTION                                                                  RATE     RATING*     OMITTED)      VALUE
-------------------                                                               ----------  -------   -----------   ---------
BONDS
Advertising (0.40%)
  Outdoor Systems, Inc.,
   Sr Sub Note 10-15-06 .........................................................    9.375%     B          $4,000     $4,300,000
                                                                                                                    ------------
Aerospace (0.17%)
  Jet Equipment Trust,
   Equipment Trust Cert Ser 95B2 08-15-14 (R) ...................................   10.910      BBB-        1,500      1,881,300
                                                                                                                    ------------
Banks - United States (0.23%)
  CSBI Capital Trust I,
   Sec Co. Gtd Bond Ser A 06-06-27 ..............................................   11.750      B-          2,340      2,457,000
                                                                                                                    ------------
Building (0.17%)
  Kevco, Inc.,
   Gtd Sr Sub Note 12-01-07 .....................................................   10.375      B-          2,000      1,870,000
                                                                                                                    ------------
Business Services - Misc. (0.50%)
  United Rentals, Inc.,
   Sr Sub Note 08-15-08 (R) .....................................................    8.800      BB-         3,900      3,900,000
  Wesco International, Inc.
   Sr Dis Note, Step Coupon (11.125%, 06-01-03) 06-01-08 (A) (R) ................     Zero      B           2,500      1,487,500
                                                                                                                    ------------
                                                                                                                       5,387,500
                                                                                                                    ------------
Chemicals (0.52%)
  AEP Industries, Inc.,
   Sr Sub Note 11-15-07 .........................................................    9.875      B           4,000      4,000,000
  PCI Chemcials Canada, Inc.,
   Sec Note (Canada) 10-15-07 (Y) ...............................................    9.250      B+          2,000      1,600,000
                                                                                                                    ------------
                                                                                                                       5,600,000
                                                                                                                    ------------
Computers (1.06%)
  PSINet, Inc.,
   Sr Note 11-01-08 (R) .........................................................   11.500      B-          4,900      5,194,000
  Unisys Corp.,
   Sr Note 10-15-04 .............................................................   11.750      BB-         4,075      4,665,875
  Verio, Inc.,
   Sr Note 12-01-08 (R) .........................................................   11.250      B-          1,450      1,497,125
                                                                                                                    ------------
                                                                                                                      11,357,000
                                                                                                                    ------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                         PAR VALUE
                                                                                   INTEREST   CREDIT       (000s       MARKET
ISSUER, DESCRIPTION                                                                  RATE     RATING*     OMITTED)      VALUE
-------------------                                                               ----------  -------   -----------   ---------
Consumer Products - Misc. (0.09%)
  Diamond Brands Operating Corp.,
   Sr Sub Note 04-15-08 (R) .....................................................   10.125%     CCC+       $1,000       $930,000
                                                                                                                    ------------
Containers (0.85%)
  Berry Plastics Corp.,
   Sr Sub Note 04-15-04 .........................................................   12.250      B3          4,000      4,160,000
  Stone Container Corp.,
   Unit (Sr Sub Deb & Supplemental Interest Cert) 04-01-02 ......................   12.250      B-          5,000      5,037,500
                                                                                                                    ------------
                                                                                                                       9,197,500
                                                                                                                    ------------
Diversified Operations (0.37%)
  Euramax International PLC,
   Sr Sub Note (United Kingdom) 10-01-06 (Y) ....................................   11.250      B           4,000      3,980,000
                                                                                                                    ------------
Electronics (0.93%)
  Communications Instruments, Inc.,
   Gtd Sr Sub Note Ser B 09-15-04 ...............................................   10.000      B-          2,900      2,668,000
  Fisher Scientific International, Inc.,
   Sr Sub Note 02-01-08 (R) .....................................................    9.000      B-            650        650,000
  Intertek Finance PLC,
   Sr Sub Note, Ser B (United Kingdom) 11-01-06 (Y) .............................   10.250      B           1,850      1,813,000
  Viasystems, Inc.,
   Sr Sub Note 06-01-07 .........................................................    9.750      B-          2,500      2,487,500
  Zilog, Inc.,
   Gtd Sr Sec Note Ser B 03-01-05 ...............................................    9.500      B-          3,150      2,394,000
                                                                                                                    ------------
                                                                                                                      10,012,500
                                                                                                                    ------------
Energy (0.80%)
  AEI Holding Co.,
   Sr Note 11-15-07 (R) .........................................................   10.000      B           4,130      4,212,600
  P & L Coal Holdings Corp.,
   Sr Sub Note 05-15-08 (R) .....................................................    9.625      B           4,300      4,386,000
                                                                                                                    ------------
                                                                                                                       8,598,600
                                                                                                                    ------------

Finance (0.28%)
  Maxxam Group Holdings, Inc.,
   Sr Sec Note Ser B 08-01-03 ...................................................   12.000      CCC+        3,000      3,030,000
                                                                                                                    ------------

Food (0.42%)
  Archibald Candy Corp.,
   Sr Sec Note 07-01-04 .........................................................   10.250      B           2,000      2,035,000
  Agrilink Foods, Inc.,
   Sr Sub Note 11-01-08 (R) .....................................................   11.875      B           2,400      2,496,000
                                                                                                                    ------------
                                                                                                                       4,531,000
                                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                         PAR VALUE
                                                                                   INTEREST   CREDIT       (000s       MARKET
ISSUER, DESCRIPTION                                                                  RATE     RATING*     OMITTED)      VALUE
-------------------                                                               ----------  -------   -----------   ---------
Government - Foreign (12.70%)
  Australia, Commonwealth of,
   Government Bond (Australia) 10-15-07 # .......................................   10.000%     AAA       $11,646     $9,915,529
   Government Bond (Australia) 10-15-07 # .......................................    7.500      AAA        31,000     22,329,337
  Government of Canada,
   Government Bond (Canada) 03-15-00 # ..........................................    5.000      AAA        15,000      9,830,769
   Government Bond (Canada) 03-01-01 # ..........................................    7.500      AAA        15,000     10,345,336
   Government Bond (Canada) 06-01-08 # ..........................................    6.000      AAA        15,000     10,542,717
  South Africa, Republic of,
   Government Bond (South Africa) 06-23-17 (Y) ..................................    8.500      Baa3        7,000      5,250,000
  United Kingdom of Great Britain Treasury Gilts,
   Government Bond (United Kingdom) 08-10-99 # ..................................    6.000      AAA         6,000      9,897,000
   Government Bond (United Kingdom) 12-07-00 # ..................................    8.000      AAA         5,500      9,549,450
   Government Bond (United Kingdom) 11-06-01 # ..................................    7.000      AAA         5,000      8,793,485
   Government Bond (United Kingdom) 06-07-02 # ..................................    7.000      AAA         7,000     12,462,137
   Government Bond (United Kingdom) 06-10-03 # ..................................    8.000      AAA         6,000     11,156,888
   Government Bond (United Kingdom) 07-16-07 # ..................................    8.500      AAA         8,000     16,648,074
                                                                                                                    ------------
                                                                                                                     136,720,722
                                                                                                                    ------------
Government - U.S. (28.74%)
  United States Treasury,
   Bond 08-15-05 ................................................................   10.750      AAA        14,000     18,731,580
   Bond 08-15-05 ................................................................    6.500      AAA        16,000     17,622,560
   Bond 02-15-16 ................................................................    9.250      AAA        12,000     17,428,080
   Bond 08-15-19 ................................................................    8.125      AAA        74,500    100,225,595
   Bond 08-15-23 ................................................................    6.250      AAA        39,000     43,935,840
   Bond 02-15-27 ................................................................    6.625      AAA        22,000     26,180,000
   Note 08-31-02 ................................................................    6.250      AAA        40,000     42,137,600
   Note 08-15-04 ................................................................    7.250      AAA        16,000     18,002,560
   Note 08-15-07 ................................................................    6.125      AAA        23,000     25,091,620
                                                                                                                    ------------
                                                                                                                     309,355,435
                                                                                                                    ------------
Government - U.S. Agencies (1.91%)
  Federal Home Loan Mortgage Corp.,
   REMIC 44-E 11-15-19 ..........................................................    9.000      AAA           498        512,495
  Federal National Mortgage Assn.,
   Global Bond (United Kingdom) 06-07-02 # ......................................    6.875      AAA         5,000      8,611,850
  Government National Mortgage Assn.,
   30 Yr Pass Thru Ctf 05-15-26 .................................................    7.500      AAA        11,079     11,438,741
                                                                                                                    ------------
                                                                                                                      20,563,086
                                                                                                                    ------------
Leisure (6.33%)
  Casino America, Inc.,
   Sr Sec Note 08-01-03 .........................................................   12.500      B+          5,000      5,525,000
  Cinemark USA, Inc.,
   Sr Sub Note Ser B 08-01-08 ...................................................    9.625      B           4,000      4,200,000
   Sr Sub Note Ser D 08-01-08 ...................................................    9.625      B           1,000      1,047,500
  Eldorado Resorts LLC,
   Sr Sub Note 08-15-06 .........................................................   10.500      B           4,000      4,200,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                         PAR VALUE
                                                                                   INTEREST   CREDIT       (000s       MARKET
ISSUER, DESCRIPTION                                                                  RATE     RATING*     OMITTED)      VALUE
-------------------                                                               ----------  -------   -----------   ---------
Leisure (continued)
  Empress Entertainment, Inc.,
   Sr Sub Note 07-01-06 .........................................................    8.125%     B+         $3,000     $3,015,000
  Grand Casinos, Inc.,
   Gtd Sr Note Ser B 10-15-04 ...................................................    9.000      B+          3,000      3,375,000
  Hedstrom Corp.,
   Gtd Sr Sub Note 06-01-07 .....................................................   10.000      B-          4,000      3,440,000
  HMH Properties, Inc.,
   Gtd Sr Sec Note 08-01-08 .....................................................    7.875      BB          7,900      7,702,500
  Horseshoe Gaming LLC,
   Gtd Sr Sub Note Ser B 06-15-07 ...............................................    9.375      B+          2,500      2,562,500
  Mohegan Tribal Gaming Authority,
   Sr Sec Note Ser B 11-15-02 ...................................................   13.500      BB+         5,900      7,242,250
  Production Resource Group LLC,
   Sr Sub Note 01-15-08 .........................................................   11.500      B-          3,000      2,940,000
  SFX Entertainment, Inc.,
   Gtd Sr Sub Note Ser B 02-01-08 ...............................................    9.125      B-          5,000      5,012,500
   Sr Sub Note 12-01-08 (R) .....................................................    9.125      B-          2,000      2,010,000
  Showboat Marina Casino Partnership / Finance Corp.,
   1st Mtg Note Ser B 03-15-03 ..................................................   13.500      BB-         5,000      5,650,000
  Sun International Hotels, Ltd.,
   Gtd Sr Sub Note (Bahamas) 12-15-07 (Y) .......................................    8.625      B+          2,000      2,065,000
  Waterford Gaming LLC,
   Sr Note 11-15-03 .............................................................   12.750      B+          4,729      5,060,030
  William Hill Finance PLC,
   Sr Sub Note (United Kingdom) 04-30-08 # ......................................   10.625      B-          2,000      3,035,080
                                                                                                                    ------------
                                                                                                                      68,082,360
                                                                                                                    ------------
Machinery (0.45%)
  Columbus McKinnon Corp.,
   Sr Sub Note 04-01-08 .........................................................    8.500      B           5,000      4,837,500
                                                                                                                    ------------
Manufacturing (0.20%)
  Globe Manufacturing Corp.,
   Sr Sub Note 08-01-08 (R) .....................................................   10.000      B2          2,400      2,112,000
                                                                                                                    ------------
Media (7.67%)
  Adelphia Communications Corp.,
   Sr Note Ser B 10-01-02 .......................................................    9.250      B+          3,500      3,683,750
  Capstar Broadcasting Partners, Inc.,
   Sr Disc Note, Step Coupon (12.75%, 02-01-02) 02-01-09 (A) ....................     Zero      B-          2,750      2,048,750
  CBS Radio, Inc.,
   Sub Deb 01-15-09 .............................................................   11.375      BB+         4,738      5,531,148
  CEI Citicorp Holdings S.A.,
   Bond (Argentina)  02-14-07 (Y) ...............................................    9.750      BB-         3,000      2,655,000
  CF Cable TV, Inc.,
   Sr Note (Canada) 02-15-05 (Y) ................................................   11.625      BBB-        2,000      2,219,320
  CSC Holdings, Inc.,
   Sr Sub Deb 02-15-13 ..........................................................    9.875      BB-         4,000      4,440,000
  Chancellor Media Corp.,
   Gtd Sr Sub Note 01-15-07 .....................................................   10.500      Ba3         3,000      3,150,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                         PAR VALUE
                                                                                   INTEREST   CREDIT       (000s       MARKET
ISSUER, DESCRIPTION                                                                  RATE     RATING*     OMITTED)      VALUE
-------------------                                                               ----------  -------   -----------   ---------
Media (continued)
  Citadel Broadcasting Co.,
   Sr Sub Note 07-01-07 .........................................................   10.250%     B-         $2,000     $2,175,000
   Sr Sub Note 11-15-08 (R) .....................................................    9.250      B-          1,900      1,971,250
  Comcast Corp.,
   Sr Sub Note 01-15-08 .........................................................    9.500      BB+         4,000      4,177,760
  Comcast UK Cable,
   Sr Disc Deb, Step Coupon (11.20%, 11-15-00) (United Kingdom) 11-15-07 (A)(Y)..     Zero      B-          4,000      3,460,000
  Cumulus Media, Inc.,
   Gtd Sr Sub Note 07-01-08 .....................................................   10.375      CCC+        2,550      2,728,500
  Digital Television Services, Inc.,
   Gtd Sr Sub Note Ser B 08-01-07 ...............................................   12.500      CCC         3,000      3,247,500
  Diva Systems Corp.,
   Unit (Sr Disc Note & Warrants), Step Coupon (12.625%, 03-01-03)
    03-01-08 (A)(R) .............................................................     Zero      B-          5,165      1,549,500
  Falcon Holdings Group L.P. / Falcon Funding Corp.,
   Sr Deb Ser B 04-15-10 ........................................................    8.375      B           5,000      5,175,000
  Galaxy Telecom L.P.,
   Sr Sub Note 10-01-05 .........................................................   12.375      B-          5,000      5,500,000
  Garden State Newspapers, Inc.,
   Sr Sub Note Ser B 10-01-09 ...................................................    8.750      B+          3,500      3,430,000
  Granite Broadcasting Corp.,
   Sr Sub Note 05-15-08 .........................................................    8.875      B-          2,000      1,840,000
  Intermedia Capital Partners,
   Sr Note 08-01-06 .............................................................   11.250      B           5,048      5,540,180
  Le Groupe Videotron Ltee,
   Sr Note (Canada) 02-15-05 (Y) ................................................   10.625      BBB-        1,250      1,357,412
  Radio One, Inc.,
   Gtd Sr Sub Note Ser B, Step Coupon (12.00%, 05-15-00) 05-15-04 (A) *** .......    7.000      CCC+        2,000      1,980,000
  Regional Independent Media Group PLC,
   Sr Disc Note (United Kingdom) 07-01-08 (R) (Y) ...............................   12.875      B-          3,750      3,525,806
   Sr Note (United Kingdom) 07-01-08 (R) (Y) ....................................   10.500      B-          1,000      1,035,000
  Rogers Cablesystems Ltd.,
   Sr Note Ser B (Canada) 03-15-05 (Y) ..........................................   10.000      BB+         3,000      3,375,000
   Sr Sec Deb (Canada) 01-15-14 # ...............................................    9.650      BB+         2,000      1,400,890
  Scandinavian Broadcasting System S.A.,
   Sub Deb (Luxembourg) 08-01-05 (Y) ............................................    7.250      B           2,390      2,372,075
  STC Broadcasting, Inc.,
   Sr Sub Note 03-15-07 .........................................................   11.000      B-          2,785      2,966,025
                                                                                                                    ------------
                                                                                                                      82,534,866
                                                                                                                    ------------
Medical (0.23%)
  Fresenius Medical Care Capital Trust II,
   Gtd Trust Preferred Security 02-01-08 ........................................    7.875      B+          2,600      2,528,500
                                                                                                                    ------------
Metal (1.00%)
  Centaur Mining & Exploration Ltd.,
   Gtd Sr Note (Australia) 12-01-07 (Y) .........................................   11.000      B+          2,500      2,281,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                         PAR VALUE
                                                                                   INTEREST   CREDIT       (000s       MARKET
ISSUER, DESCRIPTION                                                                  RATE     RATING*     OMITTED)      VALUE
-------------------                                                               ----------  -------   -----------   ---------
Metal (continued)
  Great Central Mines Ltd.,
   Sr Note (Australia) 04-01-08 (Y) .............................................    8.875%     BB         $5,100     $5,151,000
  Haynes International, Inc.,
   Sr Note 09-01-04 .............................................................   11.625      B-          2,500      2,387,500
  Koppers Industries, Inc.,
   Gtd Sr Sub Note 12-01-07 .....................................................    9.875      B-          1,000        960,000
                                                                                                                    ------------
                                                                                                                      10,779,750
                                                                                                                    ------------
Oil & Gas (1.16%)
  Cliffs Drilling Co.,
   Gtd Sr Sec Note Ser B 05-15-03 ...............................................   10.250      BBB-        2,250      2,396,250
  Great Lakes Carbon Corp.,
   Sr Sub Note Ser B 05-15-08 ...................................................   10.250      B-          1,800      1,818,000
  Kelly Oil & Gas Partners Ltd.,
   Deb 04-01-00 .................................................................    8.500      B-          1,100        880,000
  Key Energy Group, Inc.,
   Bridge Loan Agreement ........................................................   11.909      B-          5,000      4,900,000
  Parker Drilling Co.,
   Gtd Sr Note Ser D 11-15-06 ...................................................    9.750      B+          1,000        960,000
  Universal Compression, Inc.,
   Sr Disc Note, Step Coupon (9.875%, 02-15-03) 02-15-08 (A) ....................     Zero      B           2,650      1,563,500
                                                                                                                    ------------
                                                                                                                      12,517,750
                                                                                                                    ------------
Paper & Paper Products (0.50%)
  S.D. Warren Co.,
   Sr Sub Note Ser B 12-15-04 ...................................................   12.000      B+          5,000      5,400,000
                                                                                                                    ------------
Printing - Commercial (0.28%)
  Sullivan Graphics, Inc.,
   Sr Sub Note 08-01-05 .........................................................   12.750      B-          3,000      3,060,000
                                                                                                                    ------------
Retail (0.44%)
  Spin Cycle, Inc.,
   Unit (Sr Disc Note & Warrants) 05-01-05 ......................................     Zero      CCC+        3,625      1,703,750
  United Stationer, Inc.,
   Sr Sub Note 05-01-05 .........................................................   12.750      B           1,334      1,487,410
   Sr Sub Note 04-15-08 .........................................................    8.375      B           1,500      1,507,500
                                                                                                                    ------------
                                                                                                                       4,698,660
                                                                                                                    ------------
Steel (0.17%)
  Sheffield Steel Corp.,
   1st Mtg Note Ser B 12-01-05 ..................................................   11.500      B-          2,375      1,781,250
                                                                                                                    ------------
Telecommunications (17.26%)
  Advanced Radio Telecom Corp.,
   Unit (Sr Note & Warrants) 02-15-07 ...........................................   14.000      CCC         5,000      3,750,000
  Allegiance Telecom, Inc.,
   Sr Disc Note, Ser B, Step Coupon (11.75%, 02-15-03) 02-15-08 (A)  ............     Zero      B-          3,500      1,715,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                         PAR VALUE
                                                                                   INTEREST   CREDIT       (000s       MARKET
ISSUER, DESCRIPTION                                                                  RATE     RATING*     OMITTED)      VALUE
-------------------                                                               ----------  -------   -----------   ---------
Telecommunications (continued)
  AMSC Acquisition Co., Inc.,
   Gtd Sr Note Ser B 04-01-08 ...................................................   12.250%     B-         $3,000     $1,980,000
  Axia, Inc.,
   Sr Sub Note 07-15-08 (R) .....................................................   10.750      B-            900        909,000
  Call-Net Enterprises, Inc.,
   Sr Note (Canada) 08-15-08 (Y) ................................................    8.000      BB-         1,900      1,843,000
  Cellular Communications International, Inc.,
   Sr Disc Note, Step Coupon (9.50%, 04-01-03) 04-01-05 (A)(R) ..................     Zero      B2          4,750      3,910,582
  Clearnet Communications, Inc.,
   Sr Disc Note, Step Coupon (10.40%, 05-15-03) (Canada) 05-15-08 #  ............     Zero      B3          6,500      2,297,872
  COLT Telecom Group PLC,
   Sr Note (United Kingdom) 07-31-08 (Y) ........................................    7.625      B          20,000     11,742,145
  Comunicacion Celular S.A.,
   Bond, Step Coupon (13.125%, 11-15-00) (Colombia) 11-15-03 (A)(Y) .............     Zero      B3          5,000      3,000,000
  Crown Castle International Corp.,
   Sr Disc Note, Step Coupon (10.625%, 11-15-02) 11-15-07 (A) ...................     Zero      B           5,000      3,475,000
  Dolphin Telecom PLC,
   Sr Disc Note, Step Coupon (11.50%, 06-01-03) (United Kingdom)
    06-01-08 (A)(R)(Y) ..........................................................     Zero      B-          6,000      2,400,000
  DTI Holdings, Inc.,
   Sr Disc Note Step Coupon (12.50%, 03-01-03) (A) ..............................     Zero      B-          3,600        972,000
  e.spire Communications, Inc.,
   Sr Note 07-15-07 .............................................................   13.750      B-          6,000      6,450,000
  Echostar DBS Corp.,
   Gtd Sr Sec Note 07-01-02 .....................................................   12.500      B-          5,000      5,650,000
  Espirit Telecom Group PLC,
   Sr Note (United Kingdom) 12-15-07 (Y) ........................................   11.500      B-          1,550      1,526,750
   Sr Note (Deutsche Mark) 06-15-08 # ...........................................   11.000      B-          4,050      2,312,067
  Facilicom International, Inc.,
   Sr Note 01-15-08 .............................................................   10.500      B-          4,350      3,588,750
  FLAG Ltd.,
   Sr Note (Bermuda) 01-30-08 (Y) ...............................................    8.250      B+          4,000      4,020,000
  Global Crossing Holdings Ltd.,
   Sr Note 05-15-08 (R) .........................................................    9.625      B           1,500      1,601,250
  GST Equipment Funding, Inc.,
   Sr Sec Note 05-01-07 .........................................................   13.250      B           5,000      5,150,000
  Hermes Europe Railtel B.V.,
   Sr Note (Netherlands) 08-15-07 (Y) ...........................................   11.500      B           3,750      4,106,250
  Intercel, Inc.,
   Unit (Sr Discount Note & Warrant) Step Coupon (12.00%, 02-01-01)
    02-01-06 (A) ................................................................     Zero      B           4,100      3,013,500
  Intermedia Communications, Inc.,
   Sr Disc Note, Step Coupon (12.50%, 05-15-01) 05-15-06 (A) ....................     Zero      B           6,000      4,770,000
  International Wireless Communications, Inc.,
   Sr Sec Disc Note 08-15-01 ....................................................     Zero      B-          3,000        300,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                         PAR VALUE
                                                                                   INTEREST   CREDIT       (000s       MARKET
ISSUER, DESCRIPTION                                                                  RATE     RATING*     OMITTED)      VALUE
-------------------                                                               ----------  -------   -----------   ---------
Telecommunications (continued)
  Ionica PLC,
   Sr Disc Note, Step Coupon (15.00%, 05-01-02) (United Kingdom)
    05-01-07 (A)(Y) .............................................................    Zero%      Ca         $6,000        $90,000
  IXC Communications, Inc.,
   Sr Sub Note 04-15-08 .........................................................    9.000      CCC+        3,000      3,030,000
  Level 3 Communications, Inc.,
   Sr Note 05-01-08 .............................................................    9.125      B           6,900      6,882,750
  McCaw International, Ltd.,
   Sr Disc Note, Step Coupon (13.00%, 04-15-02) 04-15-07 (A) ....................     Zero      CCC+        7,000      3,780,000
  McLeodUSA, Inc.,
   Sr Note 07-15-07 .............................................................    9.250      B+          4,250      4,462,500
   Sr Note 11-01-08 (R) .........................................................    9.500      B+          1,000      1,065,000
  Metromedia Fiber Network, Inc.,
   Sr Note 11-15-08 (R) .........................................................   10.000      B             900        929,250
  MetroNet Communications Corp.,
   Sr Discount Note, Step Coupon (10.75%, 11-01-02) (Canada) 11-01-07 (A)(Y) ....     Zero      B           4,400      2,904,000
   Sr Note (Canada) 08-15-07 (Y) ................................................   12.000      B           4,000      4,480,000
  Microcell Telecommunications, Inc.,
   Sr Disc Note Ser B, Step Coupon (11.125%, 10-15-02) (Canada) 10-15-07 (A)# ...     Zero      B-          2,500        924,714
  Nextel Communications, Inc.,
   Sr Disc Note, Step Coupon (9.75%, 02-15-99) 08-15-04 (A) .....................     Zero      CCC+        5,075      4,973,500
   Sr Disc Note, Step Coupon (9.95%, 02-15-03) 02-15-08 (A) .....................     Zero      CCC+        8,875      5,502,500
  NEXTLINK Communications, Inc.,
   Sr Disc Note, Step Coupon (9.45%, 04-15-03) 04-15-08 (A) .....................     Zero      B3          4,000      2,360,000
   Sr Note 10-01-07 .............................................................    9.625      B           1,500      1,485,000
   Sr Note 11-15-08 (R) .........................................................   10.750      B           2,900      2,994,250
  NorthEast Optic Network, Inc.,
   Sr Note 08-15-08 .............................................................   12.750      B-          2,250      2,205,000
  NTL, Inc.,
   Sr Note, Step Coupon (12.375%, 10-01-03) 10-01-08 (A) (R) ....................     Zero      B-          4,500      2,902,500
   Sr Unsub Note 04-01-08 (R) ...................................................    9.500      B-          1,680      2,549,467
   Sr Note 10-01-08 (R) .........................................................   11.500      B-          6,300      7,024,500
  Occidente Y Caribe Celular S.A.,
   Sr Disc Note Ser B, Step Coupon (14.00%, 03-15-04) (Colombia)
     03-15-04 (Y)(A) ............................................................     Zero      B           4,000      2,800,000
  Orange PLC,
   Sr Note (United Kingdom) 08-01-08 (Y) ........................................    8.000      B+          6,000      6,090,000
  Orion Network Systems,
   Sr Note 01-15-07 .............................................................   11.250      B+          5,000      5,000,000
  Qwest Communications International, Inc.,
   Sr Note Ser B 04-01-07 .......................................................   10.875      BB+         4,410      5,093,550
  RCN Corp.,
   Sr Disc Note, Step Coupon (11.125%, 10-15-02) 10-15-07 (A) ...................     Zero      B3          5,000      2,875,000
   Sr Note 10-15-07 .............................................................   10.000      B3          4,600      4,347,000
  Sprint Spectrum L.P.,
   Sr Note 08-15-06 .............................................................   11.000      A-          3,750      4,312,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                         PAR VALUE
                                                                                   INTEREST   CREDIT       (000s       MARKET
ISSUER, DESCRIPTION                                                                  RATE     RATING*     OMITTED)      VALUE
-------------------                                                               ----------  -------   -----------   ---------
Telecommunications (continued)
  Teletrac, Inc.,
   Sr Note Ser B 08-01-07 .......................................................   14.000%     CCC+       $2,000       $900,000
  Teligent, Inc.,
   Sr Note 12-01-07 .............................................................   11.500      CCC         5,000      4,775,000
  Time Warner Telecom LLC,
   Sr Note 07-15-08 .............................................................    9.750      B-          1,250      1,318,750
  VersaTel Telecom B.V.,
   Sr Note (Netherlands) 05-15-08 (R) (Y) .......................................   13.250      B-          2,400      2,395,200
  Viatel, Inc.,
   Sr Note 04-15-08 .............................................................   11.250      Caa1        1,500      1,500,000
  Winstar Communications, Inc.,
   Sr Disc Note, Step Coupon (14.00%, 10-15-00) 10-15-05 (A) ....................     Zero      Caa1        2,600      1,898,000
  Winstar Equipment Corp.,
   Gtd Sec Note 03-15-04 ........................................................   12.500      CCC+        1,400      1,456,000
                                                                                                                    ------------
                                                                                                                     185,789,097
                                                                                                                    ------------
Transport (0.55%)
  Fine Air Services, Inc.,
   Gtd. Sub Note 06-01-08 .......................................................    9.875      B           3,900      3,471,000
  Pacific & Atlantic Holding, Inc.,
   1st Mtg Note (Greece) 05-30-08 (R) (Y) .......................................   11.500      B           3,000      2,497,500
                                                                                                                    ------------
                                                                                                                       5,968,500
                                                                                                                    ------------
Utilities (3.25%)
  CalEnergy Co., Inc.,
   Sr Note 10-15-07 .............................................................    7.630      BB+         5,000      5,065,700
   Sr Note 09-15-08 .............................................................    7.520      BB+         9,900     10,315,305
  Calpine Corp.,
   Sr Note 02-01-04 .............................................................    9.250      BB-         2,000      2,075,000
   Sr Note 04-01-08 .............................................................    7.875      BB-         2,000      2,010,000
  Connecticut Light & Power / West Mass Electric,
   Sec Note 06-05-03 (R) ........................................................    8.590      B+          2,300      2,372,763
  Midland Funding Corp. II,
   Deb Ser A 07-23-05 ...........................................................   11.750      B           4,000      4,648,080
   Deb Ser B 07-23-06 ...........................................................   13.250      B           4,000      5,107,760
  Monterrey Power S.A. de C.V.,
   Sec Bond (Mexico) 11-15-09 (R) (Y) ...........................................    9.625      BB          2,900      2,378,000
  Niagara Mohawk Power Corp.,
   Sr Note Ser G 10-01-08 .......................................................    7.750      BB-         1,000      1,065,000
                                                                                                                    ------------
                                                                                                                      35,037,608
                                                                                                                    ------------
                                                                                        TOTAL BONDS
                                                                                (Cost $956,071,921)        (89.63%)  964,899,484
                                                                                                            ------  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                             NUMBER
                                                                                            OF SHARES       MARKET
ISSUER, DESCRIPTION                                                                        OR WARRANTS       VALUE
-------------------                                                                        -----------     ---------
COMMON AND PREFERRED STOCKS AND WARRANTS
  Advanced Radio Telecom Corp., Warrant ** ...........................................        60,000        $235,800
  Allegiance Telecom, Inc., Warrant ** ...............................................         3,500          31,500
  American Mobile Satellite Corp., Warrant (R) .......................................         3,000              --
  American Telecasting, Inc., Warrant ** .............................................         4,000             800
  AVI Holdings, Inc., Warrant (R) ** .................................................         1,500           9,000
  Capstar Broadcasting Partners, Inc., 12.00%, Preferred Stock .......................        15,121       1,489,418
  Chancellor Media Corp., 7.00%, Conv Preferred Stock ................................        20,000       1,800,000
  COLT Telecom PLC, Warrant (United Kingdom) (R) ** ..................................         5,000       1,750,000
  Comunicacion Celular S.A., Warrant (Colombia) (Y) ** ...............................        50,000         250,000
  Core Cap, Inc., Common Stock (r) ** ................................................        45,000         585,000
  Core Cap, Inc. Ser A/I, 10.00%, Preferred Stock (r) ................................        45,000       1,070,550
  Credit Lyonnais Capital S.C.A., American Depositary Receipt (ADR),
   9.50% Ser DTC Preferred Stock (France) (R) (Y) ....................................       100,000       2,400,000
  Decorative Home Accents, Inc., Common Stock ** .....................................         1,000               1
  DTI Holdings, Inc., Warrant ........................................................        18,000             900
  Earthwatch, Inc., 12.00% Ser C, Conv Preferred Stock (R) ...........................       200,000       1,000,000
  EchoStar Communications Corp., 12.125%, Ser B, Preferred Stock .....................         1,126       1,238,928
  Finlay Enterprises, Inc., Common Stock ** ..........................................         4,000          31,750
  Granite Broadcasting Corp., 12.75%, Preferred Stock ................................        48,147       4,573,965
  Hyperion Telecommunications, Inc., 12.875%, Ser B, Preferred Stock .................         3,298       2,638,400
  ICF Kaiser international, Inc., Warrant (r) ** .....................................        12,000           1,200
  ICG Holdings, Inc., 14.00%, Preferred Stock ........................................         2,548       2,357,057
  Intermedia Communications, Inc., 13.50%, Ser B, Preferred Stock ....................         1,846       1,901,342
  Intermedia Communications, Inc., Common Stock ** ...................................        30,000         517,500
  International Wireless, Inc., Warrant ** ...........................................         3,000              30
  Ionica PLC, Warrant (United Kingdom) (R) # ** ......................................         8,500              85
  Kelley Oil & Gas Corp., $2.625, Preferred Stock ....................................        40,000         600,000
  KLM Royal Dutch Airlines N.V., Common Stock (Netherlands) ..........................        25,893         731,477
  Lasmo PLC, 10.00%, Ser A, ADS, Preferred Stock (United Kingdom) (Y) ................        50,000       1,221,875
  Loral Space & Communications Ltd., Warrant ** ......................................         5,000          50,000
  Maxus Energy Corp., $2.50, Preferred Stock .........................................        40,000       1,000,000
  McCaw International Ltd., Warrant ** ...............................................         7,000          17,500
  MetroNet Communications Corp., Warrant (Canada) (R) ** .............................         2,250         103,500
  Nextel Communications, Inc., 13.00%, Ser D, Preferred Stock ........................         2,339       2,432,560
  Nextel Communications, Inc., 11.125%, Ser E, Preferred Stock .......................         1,814       1,641,670
  Nextel Communications, Inc. (Class A), Common Stock ** .............................        12,394         266,471
  NEXTLINK Communications, Inc., Warrant (R) ** ......................................        30,000              --
  NEXTLINK Communications, Inc., 14.00%, Preferred Stock .............................       107,657       5,759,649
  Northeast Utilities, Common Stock ** ...............................................        75,000       1,181,250
  Northwest Airlines Corp., Common Stock .............................................       150,000       3,759,375
  NTL, Inc., 13.00%, Ser B, Preferred Stock ..........................................         4,695       4,999,938
  Occidente y Caribe Celular S.A., Warrant (R) .......................................        16,000         224,000
  PG&E Corp., Common Stock ...........................................................        25,622         792,681
  Powertel, Inc., Warrant ** .........................................................         2,880          23,040
  PRIMEDIA, Inc., 8.625%, Preferred Stock (R) ........................................        25,000       2,375,000
  Qualcomm Financial Trust, 5.75%, Preferred Stock ...................................        60,000       2,730,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                             NUMBER
                                                                                            OF SHARES           MARKET
ISSUER, DESCRIPTION                                                                        OR WARRANTS           VALUE
-------------------                                                                        -----------         ---------
COMMON AND PREFERRED STOCKS AND WARRANTS (continued)
  Qantas Airways Ltd., ADS Common Stock (Australia) (R) (Y) ..........................        13,800            $244,877
  RCN Corp., Common Stock ** .........................................................        40,000             680,000
  Renaissance Cosmetics, Warrant ** ..................................................         4,000                   4
  Rite Aid Corp., Common Stock .......................................................        14,820             687,278
  Rural Cellular Corp., 11.375% Ser B, Preferred Stock ...............................         1,852           1,759,177
  SFX Broadcasting, Inc., 12.625%, Ser E, Preferred Stock ............................         5,085             610,200
  SFX Entertainment, Inc. (Class A), Common Stock ** .................................        27,467           1,376,783
  Station Casinos, Inc., 7.00% Conv Preferred Stock ..................................         5,000             200,000
  Teletrac, Inc., Warrant ** .........................................................         2,000                  --
  TLC Beatrice International Holdings (Class A), Common Stock (r) ** .................        20,000           1,040,000
  Valero Energy Corp., Common Stock ..................................................        46,250             971,250
  VersaTel Telecom B.V., Warrant (R) .................................................         2,400              28,800
  Viatel, Inc., 10.00%, Ser A, Preferred Stock .......................................           744              66,960
                                                                                                             -----------
                                        TOTAL COMMON AND PREFERRED STOCKS AND WARRANTS
                                                                    (Cost $61,780,120)         (5.71%)        61,458,541
                                                                                                             -----------

                                                                                            PAR VALUE
                                                                                 INTEREST     (000s
                                                                                   RATE      OMITTED)
                                                                                ---------   ---------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.94%)
  Investment in a joint repurchase agreement
    transaction with Toronto Dominion Securities USA, Inc. -
    Dated 11-30-98, due 12-01-98 (Secured by
    U.S. Treasury Bills, 4.49% thru 4.54%, due 10-14-99
    thru 11-12-99, U.S. Treasury Bonds, 8.125% thru
    12.00%, due 08-15-13 thru 08-15-19, and U.S. Treasury
    Notes, 5.25% thru 8.75%, due 07-31-99 thru 05-15-08) -
    Note A....................................................................     5.370%    $31,619          31,619,000
                                                                                                          --------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.35%........................................................                                        509
                                                                                                          --------------
                                                             TOTAL SHORT-TERM INVESTMENTS      (2.94%)        31,619,509
                                                                                             --------     --------------
                                                                        TOTAL INVESTMENTS     (98.28%)     1,057,977,534
                                                                                             --------     --------------
                                                        OTHER ASSETS AND LIABILITIES, NET      (1.72%)        18,483,317
                                                                                             --------     --------------
                                                                         TOTAL NET ASSETS    (100.00%)    $1,076,460,851
                                                                                             ========     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

* Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

**  Non-income producing security.

# Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. See Note A of the Notes to Financial Statements for valuation policy. Rule 144A securities amounted to $78,654,399 or 7.31% of the Fund's net assets as of November 30, 1998.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

(r) Direct placement securities are restricted as to resale. They have been valued at fair value by the Trustees after considerations of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

    Additional information on each restricted security is as follows:

                                                                                                         MARKET
                                                                                                       VALUE AS A
                                                                                                       PERCENTAGE      MARKET
                                                                       ACQUISITION   ACQUISITION        OF FUND'S    VALUE AS OF
                                                                          DATE           COST          NET ASSETS  NOVEMBER 30, 1998
                                                                       -----------   -----------       ----------  -----------------
   Core Cap, Inc., Common Stock.....................................    10-31-97       $900,000           0.05%        $585,000
   Core Cap, Inc. Ser A/1, 10.00%, Preferred Stock..................    10-31-97      1,125,000           0.10        1,070,550
   ICF Kaiser International, Inc., Warrant..........................    01-04-94         15,000           0.00            1,200
   TLC Beatrice International Holdings (Class A), Common Stock .....    11-25-87      1,006,000           0.10        1,040,000

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Portfolio Concentration
November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Strategic Income Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments.

In addition, the concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at November 30, 1998 assigned to country categories.

                                                                 MARKET VALUE
                                                               AS A PERCENTAGE
                                                                   OF FUND'S
COUNTRY DIVERSIFICATION                                           NET ASSETS
-----------------------                                        ---------------
   Argentina...................................................     0.25%
   Australia...................................................     3.71
   Bahamas.....................................................     0.19
   Bermuda.....................................................     0.37
   Canada......................................................     4.94
   Colombia....................................................     0.56
   France......................................................     0.22
   Greece......................................................     0.23
   Luxembourg..................................................     0.22
   Mexico......................................................     0.22
   Netherlands.................................................     0.67
   South Africa................................................     0.49
   United Kingdom..............................................    11.04
   United States...............................................    75.17
                                                                  ------
                                              TOTAL INVESTMENTS    98.28%
                                                                  ======

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.
                                                                 MARKET VALUE
                                                               AS A PERCENTAGE
                                                                   OF FUND'S
QUALITY DISTRIBUTION                                              NET ASSETS
--------------------                                           ---------------
   AAA.........................................................    43.26%
   BBB.........................................................     1.51
   BB..........................................................     7.96
   B...........................................................    32.69
   CCC.........................................................     4.21
                                                                  ------
                                                    TOTAL BONDS    89.63%
                                                                  ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Strategic Income Fund

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Strategic Series (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consisted of two series of portfolios: John Hancock Strategic Income Fund (the "Fund") and John Hancock Sovereign U.S. Government Income Fund ("Sovereign U.S. Government Income Fund"). The other series of the Trust is reported in separate financial statements. The Sovereign U.S. Government Income Fund merged into the John Hancock Government Income Fund as of the close of business on December 4, 1998. The investment objective of the Fund is a high level of current income.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below. The Fund may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. It will not be subject to federal income tax on taxable earnings which are distributed to shareholders. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities may be treated as ordinary income even though such items are capital gains and losses for accounting purposes. The Fund has $20,119,940 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforwards are used by the Fund, no capital gains distributions will be made. The carryforwards expire as follows:
May 31, 2003 -- $19,852,932 and May 31, 2004 -- $267,008. Additionally, net
capital losses of $541,663 attributable to security transactions incurred after October 31, 1997 are treated as arising on the first day (June 1, 1998) of the Fund's current taxable year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Strategic Income Fund

made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at a rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the lines of credit, is allocated among the participating funds. The Fund had no borrowing activity for the period ended November 30, 1998.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Strategic Income Fund

foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

   Open forward foreign currency exchange contracts at November 30, 1998 were as follows:

                                                              UNREALIZED
                        PRINCIPAL AMOUNT   EXPIRATION        APPRECIATION/
CURRENCY              COVERED BY CONTRACT     MONTH         (DEPRECIATION)
--------              -------------------     -----         --------------
BUYS
Canadian Dollar           15,469,000          DEC 98           $121,358
                                                              =========
SELLS
Australian Dollar         52,491,949          JAN 99            $93,961
British Pound Sterling     7,000,000          DEC 98            137,552
British Pound Sterling     5,390,000          FEB 99             26,689
Canadian Dollar           46,900,450          DEC 98           (614,153)
Canadian Dollar            3,404,000          JAN 99            (28,675)
Canadian Dollar           19,238,768          FEB 99           (154,791)
Deutsche Mark             62,577,880          DEC 98            666,039
Deutsche Mark             52,095,842          JAN 99            900,608
Deutsche Mark             15,000,000          MAR 99            (49,413)
Deutsche Mark              4,589,000          APRIL 99          (13,452)
                                                              ---------
                                                               $964,365
                                                              =========

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

   For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At November 30, 1998, open positions in financial futures contracts were as follows:

                                                               UNREALIZED
EXPIRATION      OPEN CONTRACTS                POSITION        APPRECIATION
----------      --------------                --------        ------------
MAR 99          300 U.S. TREASURY NOTES       LONG              $588,525
                                                                ========

   At November 30, 1998, the Fund had deposited in a segregated account $23,950,000 par value of U.S. Treasury Bond, 8.125%, 08-15-19, to cover margin requirements on open financial futures contracts.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Strategic Income Fund

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

   The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

   Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

   There were no written option transactions for the period ended November 30, 1998.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of: (a) 0.60% of the first $100,000,000 of the Fund's average daily net asset value, (b) 0.45% of the next $150,000,000, (c) 0.40% of the next $250,000,000, (d) 0.35% of the next $150,000,000 and (e) 0.30%
of the Fund's average daily net asset value in excess of $650,000,000.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended November 30, 1998, net sales charges received with regard to sales of Class A shares amounted to $1,073,904. Out of this amount, $109,712 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $443,705 was paid as sales commissions to unrelated broker-dealers and $520,487 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer, formerly known as John Hancock Distributors, Inc. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended November 30, 1998, contingent deferred sales charges paid to JH Funds amounted to $312,704.

   Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Strategic Income Fund

the sale of Class C shares. For the period ended November 30, 1998, contingent deferred sales charges paid to JH Funds amounted to $1,508.

   In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse the JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fee based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

   Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione and Ms. Anne C. Hodsdon are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At November 30, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $3,524.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended November 30, 1998, aggregated $309,767,446 and $291,905,210, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $157,175,914 and $50,314,783, respectively, during the period ended November 30, 1998.

   The cost of investments owned at November 30, 1998 (excluding the corporate savings account) for federal income tax purposes was $1,050,264,608. Gross unrealized appreciation and depreciation of investments aggregated $47,175,691 and $39,463,274, respectively, resulting in net unrealized appreciation of $7,712,417.

================================================================================

[LOGO] JOHN HANCOCK FUNDS                                       ---------------
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INTERNET: www.jhancock.com/funds                                  Permit No. 75
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--------------------------------------------------------------------------------

   This report is for the information of shareholders of the John Hancock Strategic Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[RECYCLE LOGO]  Printed on Recycled Paper                            910SA 11/98
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